UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2019

Energy Recovery, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577
(Address if Principal Executive Offices)(Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

heck the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On January 10, 2019, Energy Recovery, Inc. (the “Company”) entered into an industrial lease (the “Lease”) with FS Clay, LLC (the “Landlord”), pursuant to which the Company has agreed to lease approximately 25,200 square feet of to be constructed office and warehouse space and approximately 4.5 acres of yard space in Katy, TX for a new commercial development center.
The Company’s monthly base rent obligation is approximately $26,000 for the first year of the Lease and increases three percent annually thereafter. In addition, the Company will pay its share of operating expenses, which is currently estimated to be approximately $12,000 per month.
Pursuant to the terms of the Lease, the commencement date for the Lease is the earlier to occur of the date the Company takes possession of the newly constructed office and warehouse space and ten days after the date of substantial completion of the office and warehouse space. The initial term of the Lease is one hundred twenty (120) months after the commencement date and the Company has two options to extend the Lease by an additional five year term, which must be exercised by written notice at least six months prior to the end of the relevant term. The Lease contains customary provisions for real property leases of this type, including provisions allowing the Landlord to terminate the Lease if the Company fails to remedy a breach of any of its obligations under the Lease within specified time periods.
The foregoing description of the Lease is qualified in its entirety by reference to the provisions of the Lease, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference into this Item 1.01.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
10.1	Lease Agreement, dated as of January 10, 2019, by and between Energy Recovery, Inc., and FS Clay, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2019

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel